providing optimized global transportation of drybulk commodities Earnings Presentation First Quarter 2021 7 May 2021

2 Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. The principal factors that affect our financial position, results of operations and cash flows include charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the purchase price of our vessels and our vessels’ estimated useful lives and scrap value, general and administrative expenses, and financing costs related to our indebtedness. The accuracy of the Company’s assumptions, expectations, beliefs and projections depends on events or conditions that change over time and are thus susceptible to change based on actual experience, new developments and known and unknown risks. The Company gives no assurance that the forward-looking statements will prove to be correct and does not undertake any duty to update them. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors which could include the following: (i) changes in demand in the drybulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of drybulk vessel newbuilding orders or lower than anticipated rates of drybulk vessel scrapping; (iii) changes in rules and regulations applicable to the drybulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union (the “EU”) or by individual countries; (iv) actions taken by regulatory authorities including without limitation the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); (v) changes in trading patterns significantly impacting overall drybulk tonnage requirements; (vi) changes in the typical seasonal variations in drybulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated dry docking costs); (x) significant deterioration in charter hire rates from current levels or the inability of the Company to achieve its cost-cutting measures; (xi) the duration and impact of the novel coronavirus (“COVID-19”) pandemic; (xii) the relative cost and availability of low and high sulfur fuel oil; (xiii) our ability to realize the economic benefits or recover the cost of the scrubbers we have installed; and (xiv) any legal proceedings which we may be involved from time to time; and other factors listed from time to time in our filings with the Securities and Exchange Commission (the “Commission”). We have based these statements on assumptions and analyses formed by applying our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. The Company’s future results may be impacted by adverse economic conditions, such as inflation, deflation, or lack of liquidity in the capital markets, that may negatively affect it or parties with whom it does business. Should one or more of the foregoing risks or uncertainties materialize in a way that negatively impacts the Company, or should the Company’s underlying assumptions prove incorrect, the Company’s actual results may vary materially from those anticipated in its forward-looking statements, and its business, financial condition and results of operations could be materially and adversely affected.

3 Agenda 1 Highlights 2 Financial Summary 3 Industry Review * Appendix

Highlights

0% 2% 4% 6% 8% 10% 12% 14% $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD Vessel Sales as a % of the Fleet (RHS) Historical Price (LHS) Historical Average Price (LHS) 5 Asset Prices and Liquidity Up Significantly in 1q21 Supramax/Ultramax 10yr-old Price and Vessel Sales Prices up ~35% in Q1 2021 vs. Q4 2020 Prices up ~124% since bottoming in Q1 2016  Source(s): Clarksons SIN Vessel sale transactions have picked-up significantly

2 10 2 6 3 4 -4 -4 -3 -3 -5 0.52 0.53 0.54 0.55 0.56 0.57 0.58 0.59 0.60 0.61 0.62-6 -1 4 9 14 2016 2017 2018 2019 2020 2021 Bought Sold Fleet Fuel Efficiency (RHS) 6 Forty-six Vessels Bought and Sold Since 2016 Sale & Purchase Transactions + Fleet Fuel Efficiency  Fleet Fuel Efficiency calculated as theoretical total daily fuel consumption per DWT-ton at full engine speed. Eagle Fleet Vessels 52 % Scrubber-fitted 87% Avg. Age 8.9 years

$2,938 $4,425 $5,670 $6,049 $7,825 $9,142 $8,660 $10,452 $11,052 $11,453 $11,281 $12,142 $9,607 $9,731 $11,014 $11,292 $10,075 $8,038 $9,620 $11,190 $15,124 $20,100 0 200 400 600 800 1,000 1,200 1,400 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 4q20 1q21 2q21e TC-in Days (RHS) Adj. net BSI Eagle TCE Eagle OPEX+G&A 7 1q21 TCE Highest in More Than 10 Years Eagle Revenue + Cost Performance 2q21 EGLE TCE and TC-in days fixed to date as of May 4, 2021. 2q21 BSI includes Apr actual and May-Jun FFA curve as of May 4. TCE relative performance is benchmarked against Adj. net BSI = gross BSI net of commission, adjusted for owned-fleet specification, ex-scrubber. Outperformance from Q1 2020 onward is inclusive of both commercial performance and scrubber benefit. BSI-52 index used up through 4q18, and BSI-58 index used as from 1q19. G&A excludes stock-based compensation. Please refer to Appendix for full TCE definition and reconciliation 2q21 - 71% Fixed

-$14.5 -$6.7 -$3.4 -$2.0 $4.6 $9.3 $8.4 $17.2 $18.8 $21.1 $20.2 $23.5 $15.4 $10.4 $13.2 $9.8 $18.8 $1.8 $11.5 $22.0 $31.5 $(15) $(10) $(5) $- $5 $10 $15 $20 $25 $30 $35 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 4q20 1q21 U S D , m ill io n s Core Business TCE Underperformance TCE Outperformance Adj. EBITDA 8 TCE Drives Significant EBITDA Growth  Please refer to Appendix for definition of Adjusted EBITDA and reconciliation  Please refer to Appendix for TCE definition and reconciliation  Core Business reflects EBITDA generated by TCE performance at index level (i.e. no out/under-performance) less OPEX and cash G&A Historical Adjusted EBITDA

Financial Summary

Income Statement

USD in Thousands except EPS		1q21		4q20		1q20
Revenues, net of commissions	$	96,572	$	75,181	$	74,378
Operating expenses						
Voyage expenses		26,615		19,589		26,564
Charter hire expenses		8,480		5,459		6,041
Vessel expenses		21,518		20,847		23,700
Depreciation and amortization		12,506		12,570		12,466
General and administrative expenses		7,699		8,809		7,961
Other operating expense		961		-		-
Loss/(gain) on sale of vessels		-		101		-
Total operating expenses		77,779		67,373		76,731
Operating income / (loss)		**18,793**		**7,808**		**(2,353)**
Other expenses						
Interest expense,net - cash		6,605		6,872		7,531
Interest expense - debt discount & deferred financing costs[1]		1,629		1,617		1,504
Loss/(gain) on derivatives		710		(796)		(7,862)
Total other expenses, net		8,944		7,693		1,173
Net income / (loss)	**$**	**9,849**	**$**	**115**	**$**	**(3,525)**
Weighted average shares outstanding (Basic)[2]		11,729		10,415		10,267
EPS (Basic)[2]	**$**	**0.84**	**$**	**0.01**	**$**	**(0.34)**
Adjusted EBITDA[3]	**$**	**31,461**	**$**	**22,022**	**$**	**18,810**

1 – Includes non-cash interest expense related to the amortization of the equity component of the convertible bond of $1.0 million for 1q21, $1.0 million for 4q20, and $0.9 million for 1q20.

2 – Weighted average shares outstanding and EPS for 1q20 adjusted to give effect for the 1 for 7 reverse stock split that became effective on Sep. 15, 2020

3 – Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

EAGLE BULK

10

11 Liquidity Trend (USD millions) Liquidity Position (USD thousands) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Revolver Availability Cash (Includes Restricted Cash) Balance Sheet (USD thousands) - Mar 31, 2021 Cash1 80,713 Revolver undrawn availability3 39,000 Total liquidity 119,713 Balance Sheet + Liquidity 1 – Cash balance includes cash, cash equivalents and restricted cash. 2 – Debt is net of $22.2m of debt discount and deferred financing costs 3 – $15.0 million under Super Senior Facility and $24 million under Holdco RCF which will increase to $35.0 million upon delivery of M/V Rotterdam Eagle Cash1 80,713 Accounts receivable 20,465 Inventory 14,721 Other current assets 11,451 Vessels, net 851,895 Right of use assets - lease 5,454 Other assets 35,941 Total assets 1,020,640 Accounts payable 17,042 Current liabilities 30,486 Debt (including $39.2M current)2 486,092 Fair value of derivatives - LT 131 Lease liability ($5.4M current) 5,993 Total liabilities 539,744 Stockholder's equity 480,896 Total liabilities and stockholder's equity 1,020,640

(2) (4) 7 7 15 10 14 7 12 (3) 10 3 (12) (3) 13 15 14 2 5 3 13 12 12 12 16 10 6 8 - 6 (7) - 11 20 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 4q20 1q21 Cash flow from operations ex Changes in operating assets and liabilities 12  Cash balances at beginning and end of period include 1) cash, 2) cash equivalents, and 3) restricted cash Cash Flow from Operations - Quarterly ($ Millions) Cash Flow

13  Cash balances at beginning and end of period include 1) cash, 2) cash equivalents, and 3) restricted cash 1q21 Cash Walk ($ Millions) Cash Walk

14 1q21 Cash Breakeven by Category 1 – Vessel expenses for 2021 excludes certain one-time expenses related to vessel acquisition and sale, as well as discretionary upgrades such as advanced hull coatings, when applicable. 2 – G&A excludes stock-based compensation for all periods shown. G&A for FY 2020 excludes certain non-recurring expenses. Cash Breakeven per Vessel per Day 1q21 4q20 FY 2020 Operating Vessel expenses 1 4,894$ 4,718$ 4,790$ Drydocking 1,148 784 791 G&A 2 1,626 1,824 1,561 Total operating 7,668 7,325 7,142 Debt Service Interest Expense 1,573 1,555 1,598 Debt Principal Repayment 1,860 2,673 2,033 Total Cash Breakeven 11,101$ 11,553$ 10,774$ Vessel Expenses 53% Drydocking 12% G&A* 18% Interest Expense 17%

Industry Review

$15,127 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 BSI (Actual) 25 year average 16  Source(s): Clarksons  Supramax Spot is based on the BSI-58. Historical averages are based on BSI-58 (Aug-15 to present), BSI-52 (Jul-05 to Jul-15), Supramax 52k dwt Avg Trip Rate (Dec-01 to Jul-05), and the Handymax 45k dwt. Avg Trip Rate (prior to Dec-01). Baltic Supramax Index (BSI)* Spot Rates at a 10yr High Annual Averages 2018 $11,487 2019 $9,948 2020 $8,189 2021 YTD $16,618

$30 $35 $40 $45 $50 $55 $60 $65 $70 $75 $40 $50 $60 $70 $80 $90 $100 $110 $120 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 B re n t F u e l S p re a d ( U S D p e r M T ) Brent Crude (bbl, RHS) Fuel Spread (LHS) HSFO vs VLSFO Fuel Spread (USD per MT) vs Brent Crude (USD per bbl) 17  Source: Clarksons. VLSFO and HSFO average of historical prices at Fujairah, Houston, Rotterdam, and Singapore. As of April 30, 2021 Fuel Spread Currently Trading at ~$110/MT

-40 -20 0 20 40 60 80 100 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021f 2022f Total Deliveries Total Demolition Drybulk Net Supply Supramax/Ultramax Net Supply Supramax/Ultramax 2021f Net Fleet Growth ~2.5% 18  Figures are in million DWT  Source(s): Clarksons (April 2021) Drybulk Deliveries + Scrapping (DWT) Net Fleet Growth Drybulk Supramax / Ultramax 2020 3.8% 3.6% 2021f 2.8% 2.5% 2022f 1.0% 1.8%

-5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020f 2021f 2022f Drybulk Trade GDP (IMF) Shaded area represents range of GDP forecasts for 2021-2022 19  Source(s): Clarksons (April 2021), IMF (April 2021), Bloomberg Strong Demand Recovery Expected in 2021 Drybulk Trade (ton-miles) vs. Global GDP

Iron Ore, 8% Coal, 14% Grain, 10% Minerals, 16% Metal & Ore, 14% Steel Products, 7% Cement, 10% Coke, 10% Fertilizer, 5% Agriculture Products, 5% Other, 1% Forest Products, 0% 20  Source(s): Clarksons (April 2021). Cargo mix chart includes cargoes loaded during the 12 months ended March 31, 2021.  Metal & Ore group includes: Manganese ore, scrap, copper concentrate, bauxite. Minerals group includes: Salt, gypsum, feldspar, limestone Minor Bulks Expected to Grow by 3.7% in 2021 Annualized Growth Rates 3-yr avg Last Current 2017-19 2020 2021f Global GDP 3.4% -3.5% 5.5% China 6.3% 2.3% 8.1% India 5.8% -8.0% 11.5% Dry Bulk (all) 2.3% -1.6% 3.8% Iron Ore 0.9% 3.2% 3.1% Coal 4.1% -9.4% 5.7% Grains 2.1% 7.1% 2.5% Minor Bulks 2.6% -2.2% 3.7% EGLE Cargo Mix (LTM) Eagle derives about 2/3 of cargo demand from minor bulk commodities

APPENDIX

22 Corporate Structure Eagle Bulk Mgmt. LLC Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) 100% 100% EBSC debt is non-recourse to the parent All management services (strategic / commercial / operational / technical / administrative) are performed in house by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent 2 vessels (current) Eagle Bulk Holdco LLCEagle Bulk Shipco LLC 20 vessels 100%  Eagle fleet count as of April 30, 2021, including all pending acquisitions 27 vessels (current) Eagle Bulk Ultraco LLC 100% 2 pending acquisitions 1 pending acquisition

Eagle Debt Terms

PARENT	Eagle Bulk Shipping Inc.					
ISSUER/ BORROWER	Eagle Bulk Shipping Inc.	Eagle Bulk Shipco LLC		Eagle Bulk Ultraco LLC		Eagle Bulk Holdco LLC
LOAN TYPE	Convertible Note	Bond	RCF	Term Loan	RCF	RCF
AMOUNT	USD 114m	USD 200m	USD 15m	USD 216m	USD 55m	USD 24m[1]
OUTSTANDING	USD 114m	USD 180m	-	USD 156m	USD 55m	USD 24m
SECURITY	Senior Unsecured	Senior Secured	Super Senior Secured	Senior Secured		Senior Secured
RECOURSE	Parent Guarantee	Ringfenced and non-recourse to the parent		Parent Guarantee		Parent Guarantee
COLLATERAL	N/A	20 vessels + restricted cash		27 Vessels		2 Vessels
INTEREST RATE	5.0% fixed	8.25% fixed	L+200bps	L+250bps		L+240bps
INTEREST RATE SWAPS IN PLACE	N/A	N/A		97% of Outstanding at 58bps	N/A	N/A
MATURITY	2024	2022		2024		Dec 2021
AMORTIZATION	N/A	USD 8m/year	N/A	USD 32.3m/year	N/A	N/A
CONVERSION	25.453 shares common stock per USD 1,000 principal (approx. share price of USD 39.29)	N/A		N/A		N/A

- Debt amounts outstanding and fleet count as of April 30, 2021. Acquired vessels not yet delivered to Eagle are not reflected in this slide. Please refer to the "Owned Fleet" slide in the appendix for further details.
- [1] - The Holdco RCF currently has a total amount of $24m, which will increase to $35.0 million upon delivery of M/V Rotterdam Eagle

EAGLE BULK

23

6 16 3 4 11 8 1 3 3 13 1 2 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Fleet Vessels Acquired Vessels Sold Acquisition Pending 24 Significantly Improving Fleet Makeup  Eagle fleet count as of April 30, 2021, including all pending sale and purchase transactions  Fleet Age Profile chart depicts current age of sold vessels. Fleet renewal/growth commenced in April 2016  Fuel Consumption calculated as theoretical total daily fuel consumption per DWT-ton at full engine speed. Fleet Age Profile Fleet Count + Vessel Size Evolution Fuel Consumption per DWT per Day 0.50 0.52 0.54 0.56 0.58 0.60 0.62 Avg Fuel Consumption per DWT per Sailing Day (Tons) 51.0 52.0 53.0 54.0 55.0 56.0 57.0 58.0 59.0 60.0 61.0 38 40 42 44 46 48 50 52 54 A ve ra ge D W T pe r Sh ip ( M T, th ou sa nd s) Fl ee t Co un t Fleet Count Average DWT  52 ships in fleet inclusive of pending acquisitions  Average age ~8.9yrs old

Owned Fleet

52 Vessels | 45 Scrubber-fitted | 3114 DWT (MT, thousands) | 8.9 yrs-old

Eagle Bulk Shipco LLC

	Vessel	Scrubber	Built	DWT
1	Singapore Eagle	*	2017	63.4
2	Shanghai Eagle	*	2016	63.4
3	Stamford Eagle		2016	61.5
4	Oslo Eagle	*	2015	63.7
5	Sandpiper Bulker	*	2011	57.8
6	Roadrunner Bulker	*	2011	57.8
7	Puffin Bulker	*	2011	57.8
8	Petrel Bulker	*	2011	57.8
9	Owl	*	2011	57.8
10	Oriole	*	2011	57.8
11	Egret Bulker	*	2010	57.8
12	Crane	*	2010	57.8
13	Canary	*	2009	57.8
14	Bittern	*	2009	57.8
15	Stellar Eagle	*	2009	56.0
16	Crested Eagle	*	2009	56.0
17	Crowned Eagle	*	2008	55.9
18	Jaeger		2004	52.5
19	Cardinal		2004	55.4
20	Tern		2003	50.2
20	**Vessels**			**1,156**

Eagle Bulk Ultraco LLC

	Vessel	Scrubber	Built	DWT
1	Hong Kong Eagle	*	2016	63.5
2	Copenhagen Eagle	*	2015	63.5
3	Sydney Eagle	*	2015	63.5
4	Santos Eagle	*	2015	63.5
5	Dublin Eagle	*	2015	63.5
6	New London Eagle	*	2015	63.1
7	Cape Town Eagle	*	2015	63.7
8	Westport Eagle	*	2015	63.3
9	Hamburg Eagle	*	2014	63.3
10	Madison Eagle	*	2013	63.3
11	Greenwich Eagle	*	2013	63.3
12	Groton Eagle	*	2013	63.3
13	Fairfield Eagle	*	2013	63.3
14	Southport Eagle	*	2013	63.3
15	Rowayton Eagle	*	2013	63.3
16	Mystic Eagle	*	2013	63.3
17	Stonington Eagle	*	2012	63.3
18	*Montauk Eagle*		2011	57.8
19	*Newport Eagle*		2011	57.8
20	Sankaty Eagle		2011	57.8
21	Nighthawk	*	2011	57.8
22	Martin	*	2010	57.8
23	Kingfisher	*	2010	57.8
24	Jay	*	2010	57.8
25	Ibis Bulker	*	2010	57.8
26	Grebe Bulker	*	2010	57.8
27	Gannet Bulker	*	2010	57.8
28	Imperial Eagle	*	2010	56.0
29	Golden Eagle	*	2010	56.0
29	**Vessels**			**1,768**

Eagle Bulk Holdco LLC

	Vessel	Scrubber	Built	DWT
1	*Rotterdam Eagle*	*	2017	63.7
2	Stockholm Eagle	*	2016	63.3
3	Helsinki Eagle	*	2015	63.6
3	**Vessels**			**191**

Vessel names in underlined italics are pending delivery to Eagle.

- Eagle fleet count as of April 30, 2021

EAGLE BULK

25

26 Vessel Acquisitions Schedule Actual/Estimated Delivery Dates + Remaining Cash Due Type Year Scrubber Delivery Cash Advances Paid Remaining Cash Due 1 Oslo Eagle Ultramax 2015 yes early-January n/a -$ 2 Helsinki Eagle Ultramax 2015 yes mid-February n/a -$ 3 Stockholm Eagle Ultramax 2016 yes late-March n/a -$ 4 Rotterdam Eagle Ultramax 2017 yes mid-June 1,900.0$ 13,100.0$ 5 Sankaty Eagle Supramax 2011 mid-April 940.0$ 6,110.0$ 6 Montauk Eagle Supramax 2011 early-June 940.0$ 6,110.0$ 7 Newport Eagle Supramax 2011 late-June 940.0$ 6,110.0$ Total 4,720.0$ 31,430.0$ As of 31 March 2021Vessel

TCE Reconciliation

$ Thousands except TCE and days	1q16	2q16	3q16	4q16	1q17	2q17	3q17	4q17	1q18	2q18	3q18	4q18
Revenues, net	$21,278	$25,590	$35,788	$41,836	$45,855	$53,631	$62,711	$74,587	$79,371	$74,939	$ 69,093	$ 86,692
Less:												
Voyage expenses	(9,244)	(7,450)	(11,208)	(14,192)	(13,353)	(13,380)	(17,463)	(18,155)	(22,515)	(17,205)	(15,126)	(24,721)
Charter hire expenses	(1,489)	(1,668)	(3,822)	(5,866)	(3,873)	(6,446)	(9,652)	(11,312)	(10,268)	(10,108)	(7,460)	(10,209)
Reversal of one legacy time charter	1,045	793	670	432	(302)	584	329	426	(86)	(404)	497	(226)
Realized gain/(loss) - Derivatives	-	-	(449)	(113)	-	83	248	(349)	117	345	284	(211)
TCE revenue	$11,590	$17,265	$20,979	$22,097	$28,326	$34,473	$36,173	$45,197	$46,619	$47,567	$ 47,288	$ 51,326
Owned available days *	3,945	3,902	3,700	3,653	3,620	3,771	4,177	4,324	4,218	4,153	4,192	4,227
TCE	**$ 2,938**	**$ 4,425**	**$ 5,670**	**$ 6,049**	**$ 7,825**	**$ 9,142**	**$ 8,660**	**$10,452**	**$11,052**	**$11,453**	**$ 11,281**	**$ 12,142**

$ Thousands except TCE and days	1q19	2q19	3q19	4q19	1q20	2q20	3q20	4q20	1q21
Revenues, net	$77,390	$69,391	$74,110	$71,486	$74,378	$57,392	$68,182	$75,181	$96,572
Less:									
Voyage expenses	(25,906)	(20,907)	(19,446)	(21,442)	(26,564)	(23,768)	(19,628)	(19,589)	(26,615)
Charter hire expenses	(11,492)	(11,179)	(11,346)	(8,152)	(6,041)	(4,719)	(5,061)	(5,459)	(8,480)
Reversal of one legacy time charter	(414)	767	(120)	(270)	463	(42)	(88)	116	83
Realized gain/(loss) - Derivatives	(475)	861	(806)	294	756	7,164	(1,029)	(2,365)	(1,213)
TCE revenue	$39,102	$38,933	$42,393	$41,917	$42,992	$36,027	$42,377	$47,883	$60,347
Owned available days *	4,070	4,001	3,849	3,712	4,267	4,482	4,405	4,279	3,990
TCE	**$ 9,607**	**$ 9,731**	**$11,014**	**$11,292**	**$10,075**	**$ 8,038**	**$ 9,620**	**$11,190**	**$15,124**

EAGLE BULK

- Please see the Definitions slide in the Appendix for an explanation of Owned Available Days

27

EBITDA Reconciliation

USD in Thousands	1q16	2q16	3q16	4q16	1q17	2q17	3q17	4q17	1q18	2q18	3q18	4q18
Net Income / (Loss)	$ (39,279)	$ (22,496)	$ (19,359)	$(142,389)	$ (11,068)	$ (5,888)	$ (10,255)	$ (16,584)	$ 53	$ 3,451	$ 2,585	$ 6,486
Less adjustments to reconcile:												
Interest expense	2,818	4,903	7,434	6,644	6,445	6,859	7,837	8,236	6,261	6,387	6,574	6,521
Interest income	(3)	-	(88)	(124)	(190)	(186)	(143)	(133)	(95)	(112)	(129)	(248)
EBIT	(36,464)	(17,593)	(12,013)	(135,868)	(4,813)	785	(2,561)	(8,481)	6,219	9,726	9,030	12,759
Depreciation and amortization	9,397	9,654	9,854	9,979	7,493	8,021	8,981	9,196	9,276	9,272	9,460	9,708
EBITDA	**(27,068)**	**(7,939)**	**(2,159)**	**(125,889)**	**2,680**	**8,805**	**6,420**	**715**	**15,495**	**18,998**	**18,490**	**22,467**
Less adjustments to reconcile:												
Stock-based compensation	827	842	(735)	1,273	2,171	2,478	2,350	1,740	3,511	2,410	2,100	1,187
One-time and non-cash adjustments	11,756	436	(509)	122,656	(297)	(1,977)	(373)	14,764	(170)	(276)	(406)	(165)
Adjusted EBITDA*	**$ (14,486)**	**$ (6,661)**	**$ (3,403)**	**$ (1,961)**	**$ 4,553**	**$ 9,307**	**$ 8,397**	**$ 17,219**	**$ 18,835**	**$ 21,132**	**$ 20,184**	**$ 23,489**

USD in Thousands	1q19	2q19	3q19	4q19	1q20	2q20	3q20	4q20	1q21
Net Income / (Loss)	$ 29	$ (5,992)	$ (4,563)	$ (11,171)	$ (3,528)	$ (20,491)	$ (11,159)	$ 115	$ 9,849
Less adjustments to reconcile:									
Interest expense	6,762	6,733	8,117	8,965	9,192	8,737	8,954	8,510	8,251
Interest income	(434)	(393)	(640)	(400)	(157)	(56)	(24)	(21)	(18)
EBIT	6,357	348	2,914	(2,606)	5,507	(11,810)	(2,229)	8,604	18,083
Depreciation and amortization	9,407	9,761	10,056	11,322	12,466	12,503	12,618	12,570	12,506
EBITDA	**15,764**	**10,109**	**12,970**	**8,715**	**17,974**	**693**	**10,389**	**21,174**	**30,589**
Less adjustments to reconcile:									
Stock-based compensation	1,445	1,227	1,155	998	836	723	741	748	872
One-time and non-cash adjustments	(1,838)	(967)	(971)	66	-	352	389	101	-
Adjusted EBITDA*	**$ 15,372**	**$ 10,370**	**$ 13,154**	**$ 9,780**	**$ 18,810**	**$ 1,768**	**$ 11,519**	**$ 22,022**	**$ 31,461**

- Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

EAGLE BULK

28

Capex Schedule

Estimated Capital Expenditures + Offhire Days


173
250
182
131
116
74
78
$4.1
$11.5
$7.3
$3.2
$1.9
$0.1
$0.3
2q21
3q21
4q21
1q22
2q22
3q22
4q22
Drydock
Ballast Water
Vessel Upgrades
Offhire Days

- **Drydock -** represents capex relating to statutory maintenance.
- **Ballast Water -** represents capex relating to the installation of IMO-mandated ballast water treatment systems.
- **Vessel Upgrades -** represents capex relating to items such as high-spec low friction hull paint which improves fuel efficiency and reduces fuel costs, NeoPanama Canal chock fittings enabling vessels to carry additional cargo through the new Panama Canal locks, as well as other retrofitted fuel-saving devices. Vessel Upgrades are discretionary in nature and evaluated on a business case-by-case basis.
- **Offhire Days -** represents the estimated days fleet is offhire due to drydock plus an additional allowance for unforeseen events.

EAGLE BULK

Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors. Actual costs will vary based on various factors, including where the drydockings are actually performed. BWTS requires advance payments as per the contract terms.

29

Evaluating TCE Relative Performance

This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment

- **Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-58 benchmark**
- **For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel**
- **Ultimately, it's about yield – the expected earnings ability of a vessel versus its cost**

Supramax/Ultramax TCE Performance Matrix

SHIP TYPE	SIZE (DWT)		VESSEL TYPE INDEX FACTOR (AS COMPARED TO THE BSI VESSEL)			
			JAPAN		CHINA	
	FROM	TO	FROM	TO	FROM	TO
BSI-58	58,000		100.0%			
1	50,000	55,000	86.0%	95.0%	81.0%	87.0%
2	55,000	60,000	96.0%	106.0%	88.0%	97.0%
3	60,000	65,000	106.0%	118.0%	102.0%	113.0%

For Illustrative Purposes Only

Matrix depicts the estimated TCE Earnings Performance range for a generic Supramax/Ultramax vessel type as compared to the BSI-58 ship

The BSI-58 is based on the 58k DWT Japanese TESS-58 design Supramax and is gross of commissions

A Chinese 60-65k DWT Ultramax should earn a premium of 2-13% to the net BSI-58, depending on its specific design characteristics, due to cargo carrying capacity, speed, and fuel consumption differences

- The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures. The index factors shown were calculated using a TCE of USD 10,000 per day and fuel cost of USD 400 per ton. The specific index factors can change somewhat with movements in both fuel prices and (spot) rate environment, but the relative relationships will remain similar to those shown.

EAGLE BULK

30

31 Definitions Item Description Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income/(loss), operating income/(loss), cash flows provided by/(used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, lease impairment, gain/(loss) on sale of vessels, stock-based compensation, loss on debt extinguishment and restructuring expenses that the Company believes are not indicative of the ongoing performance of its core operations. TCE Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. The BSI was initiated in 2006 based on the Tess 52 design. The index for the Tess 58 design has been published commencing on April 3, 2017, and transition was completed as of December 2018, when the Baltic stopped publishing a dynamic Tess 52 daily rate. The Company has now switched to the Tess 58 index for valuation modeling as of January 1, 2019. The change in the BSI may affect comparability of our TCE against BSI in periods prior to Company switching to the Tess 58 index. We define owned available days as the number of our ownership days less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys and other reasons which prevent the vessel from performing under the relevant charter party such as surveys, medical events, stowaway disembarkation, etc. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues.

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